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                                                                    EXHIBIT 10.3
                             SEPARATION AGREEMENT
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     This Separation Agreement (the "Agreement") is made effective as of the
31st day of August, 1998, by and between View Tech, Inc., a Delaware corporation (the "Company"), and David A. Kaplan, an individual residing at 22 Jackson
Drive, Acton, MA 01720, (the "Executive").

     A.  The Executive is employed by the Company as its Chief Financial
Officer.

     B. The Executive and the Company have determined that it is in their mutual best interests for the Executive to resign from his position as an employee and Chief Financial Officer of the Company, on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Executive agree as follows:

     1.  Termination of Employment as Chief Financial Officer.  The Executive
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hereby resigns from his positions as an employee and Chief Financial Officer of the Company and from any other position he may hold with the Company, its subsidiaries or on behalf of the Company or its subsidiaries, effective as of the date of this Agreement, and the Company hereby accepts such resignations.

         The Executive acknowledges that no salary, deferred compensation, business expenses or any other compensation or payments are or may be payable to him on account of his employment with, service as Chief Financial Officer of, or stock or other equity ownership or interests in, the Company, except as specifically set forth herein.

     2.  Severance Payment.  Subject to the terms and conditions of this
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Agreement, the Company shall continue to pay the Executive, as severance, the
Executive's salary as in effect immediately prior to the date of this Agreement, until March 5, 1999, payable at such times and in such manner consistent with the Company's payroll practices in effect from time to time, less any amounts required to be withheld under applicable law.

     3.  Continuation of Benefits.  Subject to the terms and conditions of this
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Agreement, the Company shall continue the Executive's current health insurance coverage, until March 5, 1999, on the same terms and conditions (including any co-pay requirements) as in effect immediately prior to the date of this Agreement.

     4.  Release.  Simultaneously with the execution of this Agreement, the
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Executive shall execute the General Release in the form annexed hereto.

     5.  Confidentiality of Agreement.  The parties hereto agree to maintain the
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confidentiality of this Agreement.  The terms of this Agreement will not be disclosed to any person, except to immediate family members, to legal or financial advisors, to meet bona fide
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tax, financing or other business requirements of any party, or as may be required by law or applicable rules and regulations of the Securities and Exchange Commission and other regulatory or administrative bodies.

     6.  Nondisparagement.  Each party agrees not to make any statements,
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written or oral, which denigrate, disparage or otherwise criticize the other party, their respective affiliates or subsidiaries or the officers, directors, employees, agents or representatives of any of the foregoing.

     7.  Confidential Information.  The Executive acknowledges and agrees that
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the confidential information of the Company is of vital importance to the
Company's competitive situation and its good will and that unauthorized use or divulgence of such information would cause the Company substantial damage. The Executive agrees that he shall not, at any time, use for his own purposes or reveal to any person, firm, corporation or other organization any of the trade secrets or confidential information concerning the operations, business or finances of the Company, or any developments, inventions, processes, improvements or methods of the Company, except as may be in the public domain through no fault of the Executive. The Executive represents that he has delivered to the Company any and all originals and all copies of notes, memoranda, specifications, programs, data or other materials of the Company embodying or containing any of the foregoing trade secrets or confidential information, it being agreed that all of the foregoing shall be and remain the sole and exclusive property of the Company.

     8.  Return of Documents.  The Executive shall immediately deliver to the
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Company all tangible materials in his possession or control which relate in any way to the business, operations or properties of the Company or any of its subsidiaries or affiliates, including without limitation, all books, plans, records, correspondence, notes, agreements, computer software, memoranda and contracts, and all copies and reproductions thereof.

     9.  Cooperation.  The Executive agrees, from time to time, at the Company's
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request, to provide the Company with reasonable cooperation and assistance in the defense or prosecution of any lawsuits heretofore or hereafter brought against or by the Company arising out of or relating in any way to events, actions, practices or policies of which the Executive is knowledgeable or has any relevant information, such cooperation and assistance to include, but not be limited to, attendance at and participation in meetings with legal counsel, depositions, hearings and trials relating to such matters. The Company agrees to reimburse the Executive for all out-of-pocket costs and expenses reasonably incurred by the Executive in rendering the foregoing cooperation and assistance.

         The Executive further agrees that he will never, individually or with any person, commence, aid in any way (except as required by legal due process), prosecute or cause to permit to be commenced or prosecuted against the Company, its subsidiaries, affiliates, or any officer, director or employee of any of the foregoing, any action or other proceeding based upon any claim which is the subject of the Release referred to in Section 4.

     10. Further Assurances.  In addition to the actions, agreements and
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documents specifically required to be taken or delivered pursuant to this
Agreement, the Executive shall

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execute such other agreements and documents and take such further actions as may be required by the Company to carry out the provisions of this Agreement and the transactions contemplated hereby.

     11.  Governing Law; Jurisdiction.  This Agreement shall be governed by and
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construed in accordance with the laws of the Commonwealth of Massachusetts, without regard to its conflicts of law principles.

     12.  Entire Agreement.  This Agreement embodies the entire agreement and
          ----------------
understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings (written or oral) with respect to such subject matter, including without limitation any employment or severance agreements between the parties.

     13.  Waiver.  Unless specifically waived in writing, the failure of any
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party at any time or times to require performance of any provision hereof shall in no manner affect that party's right at a later time to enforce such provision. No waiver by any party of the breach of any term or covenant contained in this Agreement, whether by conduct or otherwise, in any one or more instances shall be deemed to be, or construed as, a further or continuing waiver of any such breach, or a waiver of the breach of any other term of covenant contained in this Agreement.

     14.  Notices.  All notices, requests, demands and any other communications
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hereunder shall be made in writing and shall be deemed to have been duly given if delivered or sent by prepaid registered or certified mail, if to the Company addressed to the Company at its principal executive office, and if to the Executive addressed to him at the address shown in the first paragraph of this Agreement. Any party may change its or his address for notice hereunder by giving notice of change of address in the manner herein provided.

     15.  Binding Nature.  This Agreement shall be binding upon and inure to the
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benefit of the Executive and his heirs, executors, administrators and personal representatives, and shall be binding upon and inure to the benefit of the Company and its successors and assigns.

     16.  Amendment.  This Agreement may be amended, modified, superseded,
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canceled, renewed or extended, and the terms or covenants hereof may be waived, only by a written instrument signed by all the parties hereto, or the case of a waiver, by the party waiving compliance.

     17.  Severability.  If any of the provisions of this Agreement are held by
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a court of competent jurisdiction to be invalid, void, unenforceable or against public policy for any reason, the remainder of the provisions shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and such court shall be empowered to substitute, to the extent enforceable, provisions similar thereto or other provisions so as to provide to the parties, to the fullest extent permitted by applicable law, the benefits intended by such provisions.

     18.  Headings.  The paragraph headings contained herein are for convenience
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and reference only, and shall be given no effect in the interpretation of any term or condition of this Agreement.

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     IN WITNESS WHEREOF, the undersigned parties hereto have executed this
Agreement or caused this Agreement to be executed by a duly authorized officer as of the date first written above.

                                              VIEW TECH, INC.

   /s/ David A. Kaplan                  /s/ Franklin A. Reece, III
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David A. Kaplan                     Franklin A. Reece III

Dated:   October 5, 1998            Its:       President and COO
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                                    Dated:    September 18, 1998
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